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                                                                    EXHIBIT 23.1



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors and Stockholders
AstroPower, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Form S-8.



______________________
KPMG Peat Marwick LLP

Wilmington, Delaware
December 15, 1998